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                                                                   Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         We consent to the use in this Registration Statement on Form SB-2 of our report dated May 18, 2004 relating to the consolidated financial statements of Aethlon Medical, Inc. and Subsidiaries for the years ended March 31, 2003 and 2004, and to the reference to our Firm under the caption "Experts".




                                      /s/ Squar, Milner, Reehl & Williamson, LLP



Newport Beach, California
June 29, 2004